                                                                   EXHIBIT 10.27













                               UMBRELLA AGREEMENT










                         [FREEHILL HOLLINGDALE & PAGE]





          MLC Centre Martin Place Sydney New South Wales 2000 Australia
                 Telephone (02) 9225 5000 Int + (61 2) 9225 5000
                     Facsimile (02) 9322 4000 DX 361 Sydney
                                Reference: LS:31C

    SYDNEY MELBOURNE PERTH CANBERRA BRISBANE SINGAPORE HANOI HO CHI MINH CITY
                         CORRESPONDENT OFFICE IN JAKARTA

             Liability is limited by the Solicitors Scheme under the
                     Professional Standards Act 1994 (NSW)

UMBRELLA AGREEMENT


                  DOWNTOWN UTILITIES PTY LIMITED
                  ACN 082 754 407

                  WILTEL COMMUNICATIONS PTY LIMITED
                  ACN 081 547 042

                  SPECTRUM NETWORK SYSTEMS LIMITED
                  ACN 001 760 103

                  CITIPOWER PTY
                  ACN 064 651 056

                  ENERGYAUSTRALIA

                  SOUTH EAST QUEENSLAND ELECTRICITY CORPORATION LIMITED ACN 078 849 055



                  WILLIAMS HOLDINGS OF DELAWARE INC

                  and

                  WILLIAMS INTERNATIONAL SERVICES COMPANY

TABLE OF CONTENTS

Clause                                                                Page
                                                                      ----

1 DEFINITIONS AND INTERPRETATION                                       2


2 CONDITIONS PRECEDENT                                                 5


3 TERMINATION                                                          8


4 RELATIONSHIP BETWEEN PARTIES                                         9


5 NOTICES                                                              9


6 GOVERNING LAW JURISDICTION AND SERVICE OF PROCESS                   12


7 ILLEGALITY                                                          12


8 GENERAL                                                             12


9 FORCE MAJEURE                                                       15


10 DTU SUBSCRIPTION AGREEMENT                                         15

THIS AGREEMENT

                  is made on                1998 between the following parties:
                             --------------

                  1. DOWNTOWN UTILITIES PTY LIMITED as trustee under the Declarations of Trust
                          ACN 082 754 407

                          of 570 George Street, Sydney, New South Wales
                          (DTU)

                  2.      WILTEL COMMUNICATIONS PTY
                          ACN 081 547 042
                          with a registered office c/- Baker & McKenzie, Level 26, AMP Centre, 50 Bridge Street, Sydney, New South Wales
                          (WILLIAMS)

                  3.      SPECTRUM NETWORK SYSTEMS LIMITED
                          ACN 001 760 103
                          of 179 Elizabeth Street, Sydney, New South Wales (SPECTRUM)

                  4.      CITIPOWER PTY
                          ACN 064 651 056
                          of CitiPower House, 624 Bourke Street, Melbourne, Victoria 3000
                          (CITIPOWER)

                  5.      ENERGYAUSTRALIA
                          a statutory SOC under the State Owned Corporation Act 1989 (NSW) of 570 George Street, Sydney, New South Wales, 2000 (ENERGYAUSTRALIA)

                  6. SOUTH EAST QUEENSLAND ELECTRICITY CORPORATION LIMITED ACN 078 849 055
                          of 150 Charlotte Street, Brisbane, Queensland, 4000 (ENERGEX)

                  7. WILLIAMS HOLDINGS OF DELAWARE INC a company incorporated in the State of Delaware, USA of Suite 4100, One Williams Centre, Tulsa, Oklahoma, 74172 (WILLIAMS PARENT)

                  8. WILLIAMS INTERNATIONAL SERVICES COMPANY a company incorporated in the State of Nevada, USA of suite 4100, One Williams Centre, Tulsa, Oklahoma 74172 (WILLIAMS INTERNATIONAL)

RECITALS

                  The Parties have agreed:

                  A. to enter into the Project Agreements and the Equity
                     Documents; and

                  B. that those agreements will come into effect in the manner set out in this agreement.

THE PARTIES AGREE

                  in consideration of, among other things, the mutual promises contained in this agreement:


1       DEFINITIONS AND INTERPRETATION

         1.1      DEFINITIONS

                  In this agreement:

                  APPROVALS means such regulatory approvals as may be required in relation to the execution, delivery and performance of the Project Agreements or Equity Documents.

                  ARTICLES means the articles of association of Spectrum.

                  ASC means Australian Securities Commission.

                  ASX means Australian Stock Exchange Limited.

                  BUSINESS DAY means a day other than a Saturday or Sunday on which banks are open for business in Sydney and Tulsa.

                  COMMENCEMENT DATE has the meaning set out in clause 2.1.

                  CONDITIONS PRECEDENT means the conditions set out in clause
                  2.1.

                  DECLARATIONS OF TRUST means the declarations of trust to be executed by DTU in favour of its shareholders.

                  DTU SUBSCRIPTION AGREEMENT means the Subscription Agreement to be entered into between Spectrum and DTU by which DTU as trustee under the Declarations of Trust agrees to subscribe for ordinary shares and options in Spectrum.

                  EQUITY DOCUMENTS means the agreements listed in Schedule 1.

                  GOVERNMENTAL AGENCY means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.

                  HOLDING COMPANY has the same meaning as in the Corporations
                  Law.

                  INSOLVENCY EVENT in relation to a Party means the happening of one or more of these events:

                  (a) an application is made to a court for an order that it be wound up, declared bankrupt or that a provisional liquidator or receiver or receiver and manager be appointed, unless the application is withdraw, struck out or dismissed within 7 days of it being made;

                  (b)     a liquidator or provisional liquidator is appointed;

                  (c) a resolution is passed or a decision is taken by anyone to appoint an administrator or there is a controller in possession or control of any of its assets;

                  (d) it is insolvent, as disclosed in its accounts or otherwise, states that it is insolvent or it is presumed to be insolvent under any applicable law;

                  (e) it becomes an insolvent under administration as defined in section 9 of the Corporations Law;

                  (f) as a result of the operation of the Corporations Law, it is taken to have failed to comply with a statutory demand;

                  (g) anything having a substantially similar effect to any of the events specified above happens to it under the law of any jurisdiction.

                  OPTIONS has the meaning set out in the Williams Subscription Agreement.

                  PARTY means a party to this agreement.

                  PREFERENCE SHARES has the meaning set out in the Williams Subscription Agreement.

                  PROJECT AGREEMENTS means the agreements listed in schedule 2 and any agreements entered into pursuant to those agreements.

                  RELATED BODY CORPORATE means "related body corporate" from time to time, as that term is defined in the Corporations Law.

                  RESOLUTIONS means all Spectrum shareholder resolutions necessary to:

                  (a) approve the allotment to Williams of the Subscription Shares pursuant to section 623 of the Corporations Law and any other relevant law or ASX requirement including Listing Rule 7.1;

                  (b) approve the exercise of the Options, the conversion of the Preference Shares, and the issue of ordinary shares to discharge the cumulative dividend entitlement in respect of the Preference Shares;

                  (c) approve the allotment to DTU of the shares and options under the DTU Subscription Agreement pursuant to section 623 of the Corporations law and any other relevant law or ASX requirement;

                  (d) approve the exercise of the options granted to DTU under the DTU Subscription Agreement;

                  (e) if necessary, amend the Articles to facilitate the issue of the Preference Shares;

                  (f) change Spectrum's name to a name agreed between DTU and Williams;

                  (g) approve the entry into and performance of the obligations under the Spectrum Shareholders Agreement by each of the parties thereto, including any of the transfers of shares, exercise of options or acquisitions of relevant interests contemplated by that agreement;

                  (h) if necessary, approve any change to the nature and scale of Spectrum's activities under ASX Listing Rule 11.1;

                  (i) appoint each of 4 persons nominated by Williams and each of 2 persons nominated by DTU as directors of Spectrum, in accordance with the Articles and ASX Listing Rules; and

                  (j) give effect to the transactions contemplated by this agreement, the other Equity Documents and the Project Agreements (including, if necessary, under section 205(10) of the Corporations Law).

                  SPECTRUM SHAREHOLDERS AGREEMENT means the agreement to be entered into between the Utilities, DTU, Williams Parent and Williams relating to their Shareholdings in Spectrum.

                  SUBSCRIPTION SHARES has the meaning set out in the Williams Subscription Agreement.

                  UTILITIES means Energex, CitiPower and EnergyAustralia.

                  WILLIAMS SUBSCRIPTION AGREEMENT means the Subscription Agreement to be entered into between Spectrum and Williams by which Williams agree to subscribe for converting preference shares, ordinary shares and options in Spectrum.


         1.2      INTERPRETATION

                  HEADINGS are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

                  (a)     The SINGULAR includes the plural and conversely.

                  (b)     A GENDER includes all genders.

                  (c) Where a WORD or PHRASE is defined, its other grammatical forms have a corresponding meaning.

                  (d) A reference to a PERSON includes a body corporate, an unincorporated body or other entity and conversely.

                  (e) A reference to a CLAUSE or SCHEDULE is to a clause of or schedule to this agreement.

                  (f) A reference to any PARTY to this agreement or any other agreement or document includes the party's successors and permitted assigns.

                  (g) A reference to any AGREEMENT or DOCUMENT is to that agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this agreement or that other agreement or document.

                  (h) A reference to any LEGISLATION or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it.

                  (i) A reference to a RIGHT or OBLIGATION of any 2 or more persons confers that right, or imposes that obligation, as the case may be, jointly and severally.

                  (j) A reference to CONDUCT includes any omission and any statement or undertaking, whether or not in writing.

                  (k) Mentioning anything after INCLUDE, INCLUDES or INCLUDING does not limit what else might be included.


         1.3      BUSINESS DAY

                  Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the following Business Day.

         1.4      INCONSISTENCIES

                  If there are any inconsistencies between this agreement on the one hand and any other Equity Document or Project Agreement on the other hand, then this agreement prevails to the extent of the inconsistency.



2        CONDITIONS PRECEDENT

         2.1      COMMENCEMENT DATE

                  Commencement Date means the day which is 5 Business Days after the date on which the last of the following Conditions Precedent has been satisfied or waived in accordance with clause 2.3:

                  (a) (APPROVAL OF THE RESOLUTIONS) Each of the Resolutions is passed at a general meeting of Spectrum duly convened with meeting documents in a form and with a content approved by each of Williams and DTU, such approval not to be unreasonably withheld.

                  (b)     (FIRB) Either:

                          (1) (APPROVAL OBTAINED) Williams receives written advice from the Australian Treasurer under the Foreign Acquisitions and Takeovers Act 1975 to the effect that the Commonwealth Government has no objection to the allotment of the Subscription Shares to Williams under the Williams Subscription Agreement, the exercise of the Options, the conversion of the Preference Shares, or the issue of Spectrum ordinary shares to Williams to discharge the cumulative dividend entitlement in respect of the Preference Shares and the execution and performance of the Equity Documents and Project Agreements to which Williams is a party (APPROVAL MATTERS), and the notice is either unconditional or imposes conditions which are not unacceptable to Williams in its sole discretion; or

                          (2) (EXPIRY OF WAITING PERIOD) the period provided under the Foreign Acquisitions and Takeovers Act 1975, during which the Treasurer may make an order under the Act (including an interim order under section 22) in relation to the Approval Matters passes without such an order being made or, if an interim order under section 22 is made, the subsequent period for making a final order prohibiting the Approval Matters passes without a final order being made.

                  (c) (APPROVALS) All Approvals necessary for the entry into and implementation of this agreement, the Equity Documents and the Project Agreements are obtained including any ASC or ASX modifications necessary for the passing of the Resolutions.

                  (d) (SPECTRUM GUARANTEES) Spectrum receiving a guarantee from each of EnergyAustralia, CitiPower and Energex of the obligations of DTU under the DTU Subscription Agreement (with EnergyAustralia, CitiPower and Energex to each guarantee a proportion of the obligations of DTU which represents their respective shareholdings in
                          DTU) and from Williams Parent
                          of the obligations of Williams under the Williams Subscription Agreement respectively in a form and substance reasonably satisfactory to Spectrum.

                  (e) (LICENSING ISSUES) Spectrum providing documentary evidence that it has obtained nominated carrier declarations in forms reasonably satisfactory to DTU and Williams.

                  (f) (OPINION) Williams providing a legal opinion with respect to the obligations of Williams and Williams Parent under the Project Agreements, and the Equity Documents, and the guarantee referred to in (d), in a form reasonably acceptable to DTU and addressed to DTU, the Utilities and Spectrum.

                  (g) (AMR) Williams enters into an Automated Meter Reading Agreement with each of EnergyAustralia, CitiPower and Energex in a form reasonably satisfactory to each of Williams, EnergyAustralia, CitiPower and Energex.

                  (h) (WILLIAMS COMMUNICATIONS, INC) Williams or Williams International Services Company entering into an agreement with Spectrum granting rights to Spectrum in relation to telecommunications know-how in a form reasonably satisfactory to DTU.

                  (i) (WILLIAMS TRAFFIC) Williams enters into an agreement with Spectrum relating to originating and terminating international traffic of the Williams group in a form reasonably satisfactory to DTU.

                  (j) (DIRECTORS CERTIFICATES) Spectrum providing to each of DTU and Williams a certificate signed by at least two directors of Spectrum stating that the warranties in clause 6 of the DTU Subscription Agreement and clause 6 of the Williams Subscription Agreement are correct as at the date on which the last of all other Conditions Precedent (other than that in (m) has been satisfied.

                  (k) (S205 APPROVAL) 21 days pass from the date on which the Resolutions are passed at a general meeting of Spectrum (if such Resolutions include resolutions relating to Section 205(10) of the Corporations Law), without an application being made opposing any giving of financial assistance or, if such an application or applications have been made within that period, the application or applications have been withdrawn or a court has approved the giving of the financial assistance.

                  (l) (UTILITIES OPINIONS) Each of EnergyAustralia, CitiPower and Energex providing a legal opinion with respect to their obligations under the Project Agreements and Equity Documents in a form reasonably acceptable to Williams and addressed to both Williams and Spectrum.

                  (m) (NO BREACHES) No Party is in breach of any Equity Document or Project Agreement on the date that all other conditions have been satisfied and each document is capable of coming into full force and effect on that date.

                  (n) (DTU GUARANTEES) DTU and each Utility receives a guarantee from Williams Parent of the obligations of Williams under the Spectrum Shareholders Agreement and this agreement in a form and substance reasonably satisfactory to DTU and the Utilities.

                  (o) (WILLIAMS GUARANTEES) Williams and Williams Parent receiving a guarantee from each of EnergyAustralia, CitiPower and Energex of the obligations of DTU under the Spectrum Shareholders Agreement and this agreement (with EnergyAustralia, CitiPower and Energex to each guarantee a proportion of the obligations of DTU which represents their respective shareholdings in
                          DTU) in a form and substance reasonably satisfactory to Williams and Williams Parent.

                  (p) (POWERTEL NAME) Subject to reimbursement by Spectrum of all Williams' documented costs in relation to the POWERTEL company name, trade mark and domain name, Williams will do all things reasonably necessary to transfer its rights and interests in the POWERTEL company name, trade mark and domain name to Spectrum, with effect from the date agreed by Williams and DTU.


         2.2      FURTHER ASSURANCES

                  (a) Each Party must use its respective reasonable endeavours to ensure or give assistance in connection with, the prompt and timely satisfaction of each of the Conditions Precedent.

                  (b) Each Party must notify the other Party if it becomes aware that:

                          (1) any of the Conditions Precedent becomes incapable of being satisfied or becomes, in its opinion, likely to be incapable of being satisfied; or

                          (2)      a Condition Precedent has been satisfied.

                  (c) During the period from execution of this agreement until the Commencement Date or termination of this agreement each Party must:

                          (1) ensure that it does not do or omit to do any act or thing which would put it in material breach of any Equity Document or Project Agreement as at the Commencement Date; and

                          (2) not make any public statement inconsistent with support for the project contemplated by the Equity Documents or Project Agreements.

                  (d) Spectrum must provide to each of Williams and DTU copies of draft meeting documents.

                  (e) On the date of its execution of this agreement each Party must execute the Equity Documents and Project Agreements to which it is a party.


         2.3      WAIVER

                  (a)     The Conditions Precedent in clauses 2.1 (f), (h),
                          (i) and (p) may only be waived in writing by DTU.

                  (b)     The Conditions Precedent in clauses 2.1(d), (e) and
                          (j) may only be waived in writing by Williams and DTU.

                  (c) The Conditions Precedent in clauses 2.1(a) to (c), (k) and (m) may only be waived in writing by all Parties.

                  (d) The Condition Precedent in clause 2.1(g) may only be waived in writing by all of Williams, EnergyAustralia, CitiPower and Energex.

                  (e) The Condition Precedent in clause 2.1(n) may only be waived in writing by DTU and the Utilities.

                  (f) The Conditions Precedent in clauses 2.1(o) may only be waived in writing by Williams.

                  (g) A breach of an Equity Document or Project Agreement may only be waived in writing by the Parties not in breach provided that:

                          (1) the Utilities will not be required to waive a breach DTU; and

                          (2) Williams, Williams Parent and Williams International will not be required to waive a breach by any of them.




         2.4      EFFECT OF NON-FULFILMENT

                  If all of the Conditions Precedent are not satisfied (or waived in accordance with clause 2.3) on or before 150 days from the date of this agreement, then any Party may by giving notice to each other Party terminate this agreement immediately, in which case:

                  (a) this agreement, the other Equity Documents and the Project Agreements are of no further force and effect and no Party will have any further obligations under such agreements; and

                  (b) termination will not affect any right or claim in respect of any such agreement of any Party which has arisen before termination.



3        TERMINATION

                  (a) Any Party may terminate this agreement, each other Equity Document and the Project Agreements immediately by giving notice to each other Party if an Insolvency Event occurs in relation to any other Party prior to the Commencement Date.

                  (b) Williams or DTU may terminate this agreement, each Equity Document and Project Agreement immediately by giving notice to each other Party if any of the following events occurs prior to the Commencement
                          Date:

                          (1) the directors of Spectrum pass any resolution or make any public announcement or recommendation to shareholders which is inconsistent with support for the project contemplated by the Project Agreements and Equity Documents; or

                          (2) any Party breaches any of the material warranties or covenants in clauses 6 or 7 of the DTU Subscription Agreement or Williams Subscription Agreement and that Party is not the Party seeking to terminate the agreement.



4        RELATIONSHIP BETWEEN PARTIES

                  Nothing in this agreement, any other Equity Document or any Project Agreement nor any transaction carried out with respect to the matters contained in any of them, shall constitute any Party as a principal, agent, partner, employer or employee of any other Party and each Party disclaims any such relationship.

                  No Party shall make any warranty or
                  representation or incur any obligations on behalf of or in the name of any other Party.



5        NOTICES

         5.1      RULES

                  A notice:

                  (a)     may be given by an authorised officer of the relevant
                          Party;

                  (b)     must be in writing; and

                  (c) must be left at the address of the addressee or sent by prepaid ordinary post (airmail if outside Australia) or by facsimile to the facsimile number of the addressee as follows:

                          (1)      in the case of Williams:

                                   Addressee:                The President
                                                             Williams Holdings of Delaware Inc
                                                             One Williams Center, Tulsa, Oklahoma 74172
                                                             USA

                                   Telephone No:             0011-1-918-588-4216

                                   Facsimile No:             0011 1 918 573-8051

                                   Attention:                Messrs Kolesnik and Steelman

                                   With a copy to

                                   Addressee:                Company Secretary
                                                             C/- Baker & McKenzie
                                                             Level 26, AMP Centre
                                                             50 Bridge Street
                                                             Sydney NSW 2000

                                   Telephone No:             9225 2000

                                   Facsimile No:             9223 7711

                                   Attention:                The Company Secretary

                          (2)      in the case of DTU:

                                   Addressee:                570 George Street, Sydney, New South Wales, 2000

                                   Telephone No:             9269 2773

                                   Facsimile No:             9269 2717

                                   Attention:                Company Secretary

                          (3)      in the case of Spectrum:

                                   Addressee:                Spectrum Network Systems Limited
                                                             179 Elizabeth Street, Sydney, New South Wales, 2000

                                   Telephone No:             (02) 9268 3607

                                   Facsimile No:             (02) 9264 5462



                                   Attention:                The Company Secretary

                          (4)      in the case of CitiPower

                                   Address:                  CitiPower House
                                                             624 Bourke Street
                                                             Melbourne VIC 3000

                                   Telephone No:

                                   Facsimile No:

                                   Attention:

                          (5)      in the case of EnergyAustralia

                                   Address:                  570 George Street
                                                             Sydney NSW 2000

                                   Telephone No:             9269 2735

                                   Facsimile No:             9269 2717

                                   Attention:                Michael Gale

                          (6)      in the case of Williams Parent

                                   Address:                  The President
                                                             Suite 4100,
                                                             One Williams Centre
                                                             Tulsa Oklahoma 74172
                                                             USA

                                   Telephone No:

                                   Facsimile No:             0011 1918 573-8051

                                   Attention:                Messrs Kolesnik and Steelman

                          (7)      in the case of Energex

                                   Address:                  150 Charlotte Street
                                                             Brisbane Qld 4000

                                   Telephone No:             (07) 3407 4077

                                   Facsimile No:             (07) 3407 4603

                                   Attention:                Secretary

                          (8)      in the case of Williams International

                                   Address:                  The President
                                                             Suite 4100,
                                                             One Williams Centre
                                                             Tulsa Oklahoma 74172
                                                             USA

                                   Telephone No:

                                   Facsimile No:             0011 1918 573-8051

                                   Attention:                Messrs Kolesnik and Steelman


                          and in the event of change of such address or facsimile number as last notified by the Party affected by such change to the other.


         5.2      WHEN NOTICE EFFECTIVE

                  Unless a later time is specified in a notice, the notice takes effect from the time it is received by the person to whom is in addressed as noted thereon.


         5.3      WHEN NOTICE RECEIVED

                  A letter or facsimile is taken to be received:

                  (a) in the case of a letter on the third (seventh if outside Australia) day after posting; and

                  (b) in the case of a facsimile on confirmation by the recipient that it has been received. Each recipient of a notice by facsimile must immediately confirm that it has been received.


         5.4      FACSIMILES

                  Any notice received by one Party bearing a facsimile of the signature of an authorised officer of any other Party shall be conclusive evidence for all purposes of the authenticity of the notice and the receiving Party shall be entitled to rely upon that notice.

         5.5      CHANGE OF ADDRESS

                  In the event that a Party changes its address or other relevant particulars in respect of its facsimile facilities it must prior to the date of such change notify the other Party in writing. Thereafter such new address or particulars shall be the address or particulars as the case may be of that Party for the purposes of this agreement.


6        GOVERNING LAW JURISDICTION AND SERVICE OF PROCESS

         6.1      NSW LAW

                  This agreement shall in all respects be governed by and construed in accordance with the laws in force in the State of New South Wales.


         6.2      SUBMISSION TO JURISDICTION

                  Each Party submits to the non-exclusive jurisdiction of the courts of the State of New South Wales and the Commonwealth of Australia and Courts of appeal from them in respect of all matters or things arising out of this agreement or out of any related document.


         6.3      WAIVER

                  Without limitation to clause 6.2 each of the Parties waives any right it has or may have to object to an action being brought in any of the courts referred to in clause 6.2 to claim that the action has been brought in an inconvenient forum or to claim that any of those courts do not have jurisdiction.

         6.4      SERVICE

                  (a) Without preventing any other mode of service any document in an action (including without limitation any writ of summons or other originating process or any third or other Party notice) may be served on any Party by being delivered to or left for that Party at its address for service of notices under clause 5.

                  (b) Williams Parent and Williams International hereby appoint Williams as their agent for service of process under or in connection with this agreement, any other Equity Document or Project Agreement.



7        ILLEGALITY

                  If the performance of all or a substantial portion of all of the project as contemplated by the Project Agreements becomes unlawful, any Party may terminate this agreement.


8        GENERAL

         8.1      ENTIRE AGREEMENT

                  This agreement, the other Equity Documents and the Project Agreements constitute the entire agreement between the Parties relating to the subject matter of this agreement and supersede all previous communications whether oral or written between the Parties or their representatives with respect to that subject matter.


         8.2      COUNTERPARTS

                  This agreement may be signed in any number of counterparts with the same effect as if the separate signatures or executions were on the same instrument.


         8.3      NO WAIVER

                  (a) Any failure to exercise or delay in exercising any right power or remedy under this agreement by any Party shall not operate as a waiver of that right power or remedy or prevent its exercise nor shall any single or partial exercise of any right power or remedy preclude any other or further exercise of that or any other right power or remedy. No Party shall be liable for any loss caused by the exercise or attempted exercise or failure to exercise a right power or remedy.

                  (b) No waiver or variation of any provision of this agreement shall be effective unless such waiver is in writing and signed by each of the Parties against whom such waiver is claimed.

                  (c) No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach.

                  (d) The right powers and remedies provided to any Party in this agreement are cumulative and not exclusive of any rights powers or remedies provided by law.

         8.4      FURTHER ASSURANCES

                  At the request of the other Party, a Party to this agreement shall at its own expense from time to time and at all times after the execution of this agreement make do and execute or cause to be made, done or executed all such acts instruments assurances and writings as may be necessary or desirable to perfect or give effect to the transactions contemplated by this agreement.


         8.5      SEVERABILITY

                  If any provision of this agreement shall be or be determined to be illegal invalid void or voidable the legality or validity of the remainder of the agreement shall not be affected and the remainder of this agreement shall continue to full force and effect.


         8.6      NO IMPAIRMENT

                  In the absence of express provision to the contrary, failure or omission by a Party at any time to enforce or require strict or timeous compliance with any provision of this agreement or any related document shall not impair the ability of that Party to exercise the rights and remedies it otherwise has in respect of a breach of any such provision.


         8.7      NO MERGER

                  None of the provisions of this agreement will merge in or upon:

                  (a)     execution and sealing of this agreement; or

                  (b) any instrument document act matter or thing contemplated by this agreement,

                  and will continue to remain in full force and effect notwithstanding the execution and sealing of this agreement and for so long as is necessary to give effect to the provisions of this agreement.


         8.8      FUTURE LEGISLATION

                  Any present or future legislation which operates to vary an obligation or right power or remedy of a person in connection with this agreement is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.


         8.9      CUMULATIVE RIGHTS/POWERS

                  The rights powers and remedies provided in this agreement are cumulative with and not exclusive of the rights powers or remedies provided by law independently of this agreement.


         8.10     ASSIGNMENT

                  (A)(a) Subject to clause 8.10(B) and this clause 8.10(A), the rights and obligations of each Party under this agreement, each Equity Document and each Project Agreement are personal. Unless otherwise provided in the relevant agreement, they cannot be assigned, novated, charged or otherwise dealt with ("assigned"), and no Party shall attempt or purport to do so, without the prior written consent of all the other Parties.

                  (b)              No consent shall be required in respect
                                   of any assignment brought about by a
                                   Reorganisation of EnergyAustralia or Energex, provided that the party to whom the relevant agreements are assigned either enters into deeds with the other parties to the relevant agreements within 90 days of the date of the Reorganisation under which it agrees to assume all the obligations of EnergyAustralia or Energex or automatically assumes those obligations under statute or regulation.

                  (c) A "Reorganisation" for the purposes of this clause means a transfer which the New South Wales Minister for Energy or the Queensland Minister for Mines and Energy, or successor, certifies to be a Reorganisation and which forms part of a corporatisation, privatisation, boundary review or electricity industry restructure programme (to be certified to by the relevant Minister).

                  (d) Any entity to which the Project Agreements and Equity Documents are to be assigned must be technically and financially capable of performing the obligations of the organisation which is assigning the agreements. Where there is more than one entity to which a Project Agreement or Equity Document may be assigned, the most appropriate entity must be selected.

                  (e) A Party may only assign all (and not some) of its Project Agreements and Equity Documents pursuant to this clause. Despite the foregoing, Energex may assign all of its interests under all of the Project Agreements without assigning its interest under the Equity Documents where, in connection with a
                                   Reorganisation:

                                   (i)      its beneficial interest in any
                                            shares or options issued by Spectrum
                                            are acquired or to be acquired under
                                            clause 8.6 of the Spectrum
                                            Shareholders Agreement; and

                                   (ii) its shares in DTU are acquired or to be acquired by the other Utilities under clause 14.9 of the DTU
                                            Shareholders Agreement.

                  (f) If the Reorganisation involves a boundary review or change of franchise area, so that a government entity takes over the current business of either EnergyAustralia or Energex in a geographic region, then (unless by statute or regulation the entity in question automatically assumes the obligations of the relevant Utility under the Project Agreements in respect of that geographic region) the Utility involved must procure that the entity taking over the substantive obligations of that Utility in that geographic region enters into agreements within 90 days of the date of the Reorganisation in the same form as the existing Project Agreements to which that Utility is a party in respect of that geographic region (so that the totality of the rights that Williams, Williams Parent and Spectrum enjoy are no different to those which existed prior to the boundary review) and Energex or EnergyAustralia (as relevant) will be released from its obligations in respect of that geographic region.

                  (g) Williams, Williams Parent and Spectrum agree to enter into any agreements required to give effect to this clause.

                  (B) Any Party may assign its rights or require the other Parties to enter into an agreement novating its rights and obligations under this agreement, any Equity Document or Project Agreement to:

                          (1) a wholly owned subsidiary, providing that subsidiary has assets of at least $50 million;

                          (2)      its holding company;

                          (3) a wholly owned subsidiary of its holding company providing that subsidiary has assets of at least $50 million;

                          (4)      a purchaser of substantially all of its
                                   business;

                          (5) a purchaser of substantially all of its business in a geographic region.



9        DTU SUBSCRIPTION AGREEMENT

                  If required by DTU, but only until despatch of meeting documents relating to the Resolutions, the Parties agree to discuss in good faith amendments to the Equity Documents and Project Agreements to implement an alternative subscription or investment structure which may be more advantageous to DTU and the Utilities, but not any less advantageous to Williams, Spectrum and its current shareholders.




10       TERMS OF PREFERENCE SHARES

                  If required by Spectrum or Williams, the Parties agree to co-operate to take whatever actions are reasonably necessary (and which do not disadvantage the other Parties) to ensure that the necessary approvals and/or waivers are obtained to give effect to the terms set out in the Williams Subscription Agreement for the issue of ordinary shares in Spectrum in respect of the arreared but unpaid dividends on the preference shares.




11       TECHNICAL SERVICES AGREEMENT

                  Spectrum and Williams International agree for so long as DTU is a Shareholder (as defined in the Spectrum Shareholder Agreement) not to terminate or vary the Technical Services Agreement between Spectrum and Williams International without the prior written consent of DTU.




12       RESELLER AGREEMENT

                  (a) Each Utility and Spectrum agrees to carry out good faith negotiations over a period of 3 months commencing on the Business Day following the date of acceptance of the Offer regarding the following issues ("Issues") in connection with the Reseller Agreement between each Utility and Spectrum.

                  (b)     The issues are as follows:

                          (1) The development of joint business processes in the following areas:

                                   (A)      advertising and promotion;

                                   (B)      new product information;

                                   (C)      customer service and provisioning;

                                   (D)      billing;

                                   (E)      maintenance and fault handling; and

                                   (F)      the Utility's responsibility for
                                            support, marketing, billing and
                                            credit management function, amongst
                                            other things.

                          (2) The level and basis of Spectrum's charges to the Utility for the services provided under the Reseller Agreement including what competitive pricing guarantees will be provided by Spectrum.

                          (3) The presentation and accuracy of call record billing data provided by Spectrum to the Utility.

                          (4) The evolution of the relationship to reflect any transfer of responsibility in the areas set out in clause (b)(1) above from Spectrum to the Utility.

                          (5)      The definition of CBD in the Reseller
                                   Agreement.

                          (6) The use by the Utility of Spectrum's trade marks.

                  (c) If a Utility and Spectrum are unable to reach agreement on the Issues within that 3 month period:

                          (1) the rights and obligations of the Utility and Spectrum under that Reseller Agreement shall be suspended unless and until parties are able to reach agreement on the Issues;

                          (2) the parties may continue to carry out good faith negotiations if they both agree to do so.

                  (d) If a Utility and Spectrum are unable to reach agreement on the Issues within a further 3 months after the end of that 3 month period, clauses 10.1 and
                          10.2 of the Spectrum Shareholders Agreement shall not apply to the resale by that Utility or Williams of a carriage service supplied by a third person or the supply by that Utility or Williams of services which are based upon a carriage service supplied by a third person.

EXECUTED AS AN AGREEMENT:

The common seal of
DOWNTOWN UTILITIES PTY LIMITED
is affixed to this
document:


   /s/ P.A. BROAD                                                   /s/ J. C. CANDE
------------------------------------------------                 --------------------------------------------------
Secretary/Director                                               Director

   P. A. Broad                                                      J. C. Cande
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

The common seal of
WILTEL COMMUNICATIONS PTY LIMITED
is affixed to this
document:

   /s/ J. D. STEELMAN, JR.                                          /s/ HENRY A. KOLESNIK
------------------------------------------------                 --------------------------------------------------
Secretary/Director                                               Director

   J. D. Steelman, Jr.                                              Henry A. Kolesnik
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

The common seal of
SPECTRUM NETWORK SYSTEMS LIMITED
is affixed to this
document:

   /s/ A. A. D'AZELADO                                              /s/ DAVID ARCHER
------------------------------------------------                 --------------------------------------------------
Secretary/Director                                               Director

   A. A. D'Azelado                                                  David Archer
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

The common seal of
CITIPOWER PTY
is affixed to this
document:

   /s/ SIMON LUCAS                                                  /s/ THOMAS J. WRIGHT
------------------------------------------------                 --------------------------------------------------
Secretary/Director                                               Director

   Simon Lucas                                                      Thomas J. Wright
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)



THE COMMON SEAL of
ENERGYAUSTRALIA
is affixed to this
document:

   /s/ P. A. BROAD                                                  /s/ J. C. CANDE
------------------------------------------------                 --------------------------------------------------
Secretary/Director                                               Director

   P. A. Broad                                                      J. C. Cande
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

THE COMMON SEAL of
SOUTH EAST QUEENSLAND
ELECTRICITY CORPORATION LIMITED
is affixed to this
document:

  /s/ JOHN T. YOUNG                                                 C. C. PUPPLE
------------------------------------------------                 --------------------------------------------------
Secretary/Director                                               Director

   John T. Young                                                    C. C. Pupple
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED FOR and on behalf of
WILLIAMS HOLDINGS OF DELAWARE INC
by its attorney in the presence of:


   /s/ HENRY A. KOLESNIK                                            /s/ J. D. STEELMAN, JR.
------------------------------------------------                 --------------------------------------------------
Chairman                                                         Witness

   Henry A. Kolesnik                                                J. D. Steelman, Jr.
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)



SIGNED SEALED AND DELIVERED FOR and on behalf of
WILLIAMS INTERNATIONAL SERVICES COMPANY
by its attorney in the presence of::




   /s/ HENRY A. KOLESNIK                                            /s/ J. D. STEELMAN, JR.
------------------------------------------------                 --------------------------------------------------
Attorney                                                         Witness

   Henry A. Kolesnik                                                J. D. Steelman, Jr.
------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

